UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2006

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue, Boston, Massachusetts	02118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 482-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Teradyne, Inc. 2006 Equity and Cash Compensation Incentive Plan

At the Annual Meeting of Shareholders of Teradyne, Inc. (the “Company”) held on May 25, 2006 (the “2006 Annual Meeting”), the Company’s shareholders approved the Teradyne, Inc. 2006 Equity and Cash Compensation Incentive Plan (the “Plan”). The Plan as approved on May 25, 2006 will expire on May 24, 2016. The Plan replaces the Teradyne, Inc. 1996 Non-Employee Director Stock Option Plan, which expires in 2006; the Teradyne, Inc. 1997 Employee Stock Option Plan, which will expire in 2007; and the Teradyne, Inc. 1991 Employee Stock Option Plan which will expire in 2011 (collectively, the “Terminated Plans”). Beginning in 2007, the Plan will also replace the Variable Compensation Plan, the Company’s cash compensation plan.

The purpose of the Plan is to motivate employees, officers, directors, consultants and advisors of the Company and its subsidiaries by providing equity ownership and compensation opportunities in the Company. The Compensation Committee of the Board of Directors or another committee designated by the Board of Directors (collectively with the Compensation Committee, the “Committee”), administers the Plan. All employees, officers, consultants and advisors of the Company or any of its subsidiaries and the Company’s directors are eligible to participate in the Plan.

Types of Awards

Generally. The Plan authorizes the grant of cash and stock-based awards. Stock-based awards may take the form of (1) non-qualified and incentive stock options, (2) stock appreciation rights, (3) restricted stock awards and restricted stock unit awards, (4) phantom stock, and (5) other stock-based awards. Awards may be tied to time-based vesting schedules and/or performance-based vesting measured by reference to performance criteria chosen by the Committee. Participants in the Plan may satisfy the purchase or exercise price of stock-based awards in cash, common stock, a combination of cash and common stock, as the Committee may determine.

Non-Employee Director Formula Grants. Each non-employee director will receive automatic cash or stock-based awards having a fair market value equal to (1) 300% of his or her annual cash retainer (excluding separate committee chair retainers) on the date first elected to the Board and (2) 180% of his or her annual cash retainer (excluding separate committee chair retainers) on the first Monday in February in each year such director continues to be a non-employee director of the Company.

Cash Awards. Cash awards can be granted alone, in addition to, or in tandem with stock-based awards. These awards may be based on a predetermined “variable compensation factor,” that is reviewed annually, and on performance criteria as determined by the Committee. The variable compensation factor is a percentage of the Plan participant’s base annual salary, starting at 10% for new participants and can increase up to 200% or beyond at the Committee’s discretion. The Committee may not authorize a variable compensation payout based on performance criteria in excess of 200%.

Available Shares

The aggregate number of shares available under the Plan is 12,000,000 shares of the Company’s common stock. Shares of common stock that were available for grant under the Terminated Plans as of May 25, 2006, are no longer available for grant under the Plan. The aggregate number of shares will not be reduced by shares granted by the Company in assumption of, or exchange for, awards granted by another company as a result of a merger or consolidation. The number of shares under the Plan may be adjusted for changes in the Company’s capital structure, such as a stock split or merger.

Award Limits

The maximum number of shares of stock-based Awards that may be granted to any one participant during any one fiscal year is 2,000,000 shares of common stock.

Other Terms

Vesting. Other than in limited circumstances, full-value stock-based awards are subject to a minimum vesting period of three years if such awards are time-based or one year if such awards are tied to performance criteria.

Transferability. Except as the Committee may otherwise determine, awards may be transferred only by will or by the laws of descent and distribution, provided that nonstatutory stock options may be transferred to a grantor retained annuity trust or a similar estate planning vehicle.

Effect of Termination, Disability or Death. In the event of a participant’s disability, death, retirement, authorized leave of absence or other change in the employment or other status, the Committee will determine, subject to applicable law, the effect of such event on an award, and the extent to which and the period during which the participant, or the participant’s legal representative, may exercise rights under the award. In connection therewith, the Committee is permitted to accelerate in full or in part any award that may be settled in cash, provided that with respect to restricted stock or restricted stock unit awards or other full-value stock-based awards, the Committee is permitted to accelerate such awards only in the event of the participant’s disability, death, retirement or upon the acquisition of the Company by another entity.

Amendment of Awards. The Committee may, without shareholder approval, amend, modify or terminate any outstanding award, except that: (1) the Committee may not materially and adversely change the terms of a participant’s award without the participant’s consent; (2) previously-issued options may not be amended without shareholder approval to reduce the price at which such previously issued options are exercisable or to extend the period of time beyond ten years for which such previously-issued option shall be exercisable; and (3) previously issued full-value stock-based awards may not be accelerated without shareholder approval other than in the event of death, disability or retirement of a participant or an acquisition of Teradyne.

Section 162(m) and Section 409A. It is the Company’s intention that the entire amount of “qualified performance-based compensation” issued under the Plan in excess of $1,000,000 will be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Plan and every award made pursuant to the Plan will be construed, administered and enforced as necessary to comply with applicable requirements of Section 409A of the Code and the related Treasury and IRS rulings and regulations so that no participant, without his or her express consent, incurs any additional tax or interest liabilities of Section 409A(a)(B) of the Code with respect to any award. The Plan provides that the provisions of the Plan and every award are modified and limited as necessary to comply with the applicable requirements of Section 409A.

Treatment upon Acquisition

Unless otherwise provided in the award agreement, in the event the Company is acquired by another entity, appropriate provision will be made for the continuation or the assumption by the surviving or acquiring entity of all awards granted under the Plan. In place of or in addition to the foregoing, the Committee may provide that awards granted under the Plan must be exercised by a certain date or shall be terminated in exchange for a cash payment or for stock and stock-based awards issued by the acquiring entity. The Committee may also authorize the acceleration in full or in part of any then outstanding award.

Termination and Amendment of Plan

Awards may be granted under the Plan at any time on or prior to May 24, 2016, and awards granted before that date may be exercised thereafter. The Committee may at any time amend, suspend or terminate the Plan in whole or in part, provided that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. Unissued shares covered by stock-based awards that have expired, terminated, surrendered or forfeited shall again be available for the grant of awards under the Plan.

Teradyne, Inc. Deferral Plan for Non-Employee Directors

At its meeting on May 24-25, 2006, the Board of Directors of the Company adopted an amendment and restatement of the Teradyne, Inc. Deferral Plan for Non-Employee Directors (the “Director Deferral Plan”). The Director Deferral Plan as amended and restated is intended to conform the terms of the plan originally adopted in 2001 (the “Prior Director Deferral Plan”) to the requirements of the recently enacted Section 409A of the Code and the guidance issued thereunder (“Section 409A”) and to enlarge the elections provided under the Plan.

The purpose of the Director Deferral Plan is to permit non-employee directors to defer receipt of the compensation they would otherwise receive as members of the Board of Directors of the Company. Each non-employee director makes independent elections concerning the deferral of his or her compensation.

Under the Prior Director Deferral Plan each non-employee director could elect to defer all of his or her cash compensation from the Company. Any cash deferral was allocated, at the election of the director, either to a notional account, which is credited with interest at the 10-year Treasury Note rate, or allocated to a deferred stock unit account and treated as invested in common stock of the Company. On termination of the director’s service with the Company, the entire deferred amount was distributed in cash or Company common stock to the director in a manner consistent with the director’s elections.

Under the restated Director Deferral Plan, each non-employee director will have the opportunity to elect to defer all of his or her cash compensation and all of his or her compensation in the form of restricted stock or restricted stock units. The director will continue to have the choice of allocating the deferred cash to a notional account or to deferred stock unit account. Any restricted stock or restricted stock units which a director elects to defer shall also be converted into deferred stock units, which shall continue to be subject to the vesting provisions applicable to such compensation. Any Company common stock issued to directors as part of the distribution of deferred compensation shall be issued from either the 1997 Employee Stock Option Plan (for deferrals made prior to May 25, 2006) or the 2006 Equity and Cash Compensation Incentive Plan (for deferrals made on or after May 25, 2006), depending on the director compensation to which the deferral relates. In addition, the restated Director Deferral Plan permits non-employee directors to elect to have any deferrals made after 2004 distributed in either installments (over up to 15 years) or in a lump sum after the director leaves the Board.

The restated Director Deferral Plan is unfunded and paid solely from the Company’s general assets.

Please refer to the amended and restated Director Deferral Plan, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, for the complete terms of the Plan.

Teradyne, Inc. Supplemental Executive Retirement Plan

At its meeting on May 24-25, 2006, the Board of Directors of the Company adopted a Section 409A compliant version of the Teradyne, Inc. Supplemental Executive Retirement Plan (the “SERP”) for benefits accrued and vested under the SERP after December 31, 2004. This SERP provides supplemental retirement benefits to employees, including executive officers, who are eligible for participation.

The purpose of the SERP is to provide the eligible executives with additional retirement benefits, taking into account the limitations imposed on the retirement benefits received by such employees under the Retirement Plan for Employees of Teradyne, Inc. (the “Retirement Plan”) due to restrictions imposed by the Code.

Employees accruing benefits under the SERP include those who were active members of the SERP on December 31, 2004 and those who become members thereafter. An employee who elected to continue participation in the Retirement Plan in 1999 in connection with an election concerning participation offered to employees, and whose base salary plus target variable compensation payout under the Company’s variable compensation plan exceeded the maximum amount of compensation taken into account under Section 401(a)(17) of the Code (“Section 401(a)(17) limits”) may become a member upon notice of eligibility by the Company.

Employees who became members under the SERP prior to January 1, 2003 receive a retirement benefit in the form of a life annuity based on a percentage of their final average compensation multiplied by their credited service with the Company less their benefit under the Retirement Plan. Employees who become members on or after January 1, 2003 receive a retirement benefit in the form of a life annuity equal to 1.5% of the member’s compensation in excess of the Section 401(a)(17) limits for each year with the Company (but only 1% for each year over 35).

In order to comply with Section 409A, the restated SERP provides that benefits will begin on the later of the employee’s termination of employment or his or her social security retirement age. Benefits may be paid in different forms of life annuity elected by the employee.

The SERP is unfunded and paid solely from the Company’s general assets.

Please refer to the amended and restated SERP, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, for the complete terms of the SERP.

Teradyne, Inc. Supplemental Savings Plan

At its meeting on May 24-25, 2006, the Board of Directors of the Company adopted an amendment and restatement of the Teradyne, Inc. Supplemental Savings Plan (the “Supplemental Plan”). The Supplemental Plan permits eligible employees, including executive officers, to elect to defer a portion of their compensation and to receive certain Company matching contributions. The primary purpose of the restatement is to conform the terms of the Supplemental Plan to the requirements of Section 409A.

The Company may designate any highly compensated or managerial employees as eligible to make deferral elections under the Supplemental Plan. Prior to the beginning of each plan year, an eligible employee may elect to defer up to that percentage of his or her compensation which the Company establishes as the limit on deferral of compensation in each year. Compensation for purposes of this deferral is compensation as defined under the Teradyne, Inc. Savings Plan (the “Savings Plan”) but without “VC Awards” (which are amounts of incentive remuneration payable under the Company’s variable compensation plan) and only in excess of certain dollar amounts set by the Company each year. Any eligible employee may also defer up to 85% of his or her VC Awards in any year. In addition the Company will make certain matching contributions with respect to these deferrals.

Amounts deferred and the matching contributions are treated as invested in such investment choices as the plan administrator makes available. The matching contributions are subject to vesting over time. Amounts deferred after 2004 are paid either upon termination of employment or on a date selected by the participant at the time he or she makes the deferral election. All distributions are made in a single lump sum, in cash.

The Supplemental Plan is unfunded and paid solely from the Company’s general assets.

Please refer to the amended and restated Supplemental Plan, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, for the complete terms of the Plan.

Item 1.02	Termination of a Material Definitive Agreement

Concurrent with the adoption of the Plan described above in Item 1.01, the Company has terminated the following plans: the Teradyne, Inc. 1996 Non-Employee Director Stock Option Plan, the Teradyne, Inc. 1997 Employee Stock Option Plan, and the Teradyne, Inc. 1991 Employee Stock Option Plan, each as described in the Company’s annual report on Form 10-K for the year ended December 31, 2005. As a result of this termination, no additional option grants or awards may be issued by the Company under these plans, while all options and awards currently outstanding under these plans will remain in effect.

Item 9.01	Financial Statements and Exhibits

The exhibit listed below and in the accompanying Exhibit Index is furnished as part of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
10.1	Teradyne, Inc. 2006 Equity and Cash Compensation Incentive Plan

10.2	Teradyne, Inc. Deferral Plan for Non-Employee Directors, restated on May 25, 2006.

10.3	Teradyne, Inc. Supplemental Executive Retirement Plan, restated on May 25, 2006.

10.4	Teradyne, Inc. Supplemental Savings Plan, amended restated on May 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 25, 2006	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Teradyne, Inc. Equity and Cash Compensation Incentive Plan

10.2	Teradyne, Inc. Deferral Plan for Non-Employee Directors, restated on May 25, 2006.

10.3	Teradyne, Inc. Supplemental Executive Retirement Plan, restated on May 25, 2006.

10.4	Teradyne, Inc. Supplemental Savings Plan, amended restated on May 25, 2006.